BLACKROCK MQE INVESTORS
--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 31, 1996

                            BLACKROCK MQE INVESTORS
                         REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Trustees of
BlackRock MQE Investors:


We have audited the accompanying statement of assets and liabilities of BlackRock MQE Investors as of December 31, 1996 and the related statements of operations and cash flows for the period then ended and the statement of changes in net assets and financial highlights for the period November 1, 1996 (commencement of investment operations) to December 31, 1996. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of BlackRock MQE Investors as of December 31, 1996, and the results of its operations and its cash flows for the period then ended  and the  statement  of  changes  in its  net  assets  and  the  financial highlights for the period November 1, 1996 (commencement of investment operations) to December 31, 1996, in conformity with generally accepted accounting principles.

As explained in Note 1, the financial statements include investments valued at $48,619,325 (106.25% of net assets), whose value of underlying investments have been estimated by the Board of Trustees in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Trustees in arriving at its estimate of value of such investments and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.


New York, New York
February 20, 1997

BLACKROCK MQE INVESTORS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------
ASSETS

Investment in Annington subordinated debt (United Kingdom)
     at estimated fair value, which includes unrealized gain
     of $2,083,285 (cost $45,372,600)*                           $   47,455,885
Investment in Annington warrants (United Kingdom) at
     estimated fair value, which includes unrealized
     gain of $51,074 (cost $1,112,366)                                1,163,440
Repurchase agreement dated 12/31/96 with State Street
     Bank and Trust, Co. 5.00% due 1/2/97,
     collateralized by United States Treasury Note
     6.00% due 5/31/98 (market value $146,285)
     (repurchase proceeds $140,058) (cost $140,000)                     140,000
                                                                 --------------
     Total investments ($46,484,966)                                 48,759,325
Cash including cash held in foreign banks of $15,757                     31,773
Interest receivable                                                     812,042
Deferred organization expenses and other assets (Note 1)                106,324
                                                                 --------------
     Total assets                                                $   49,709,464
                                                                 --------------


LIABILITIES

Unrealized loss on forward currency contracts                         3,739,592
Investment advisory fee payable (Note 2)                                 77,846
Other accrued expenses                                                  132,178
                                                                 --------------
     Total liabilities                                                3,949,616
                                                                 --------------
NET INVESTMENT ASSETS                                            $   45,759,848
                                                                 ==============


Net assets were comprised of:
     Common units of beneficial interest, at par (Note 4)        $          466
     Paid in capital in excess of par                                46,579,534
     Preferred units (100 units issued and outstanding),  at
          par (Note 4)                                                   50,000
                                                                 --------------
                                                                     46,630,000
     Accumulated net investment income                                  734,456
     Net  unrealized depreciation on investments, forward
          currency contracts and foreign currency
          transactions                                               (1,604,608)
                                                                 --------------
     Total net investment assets                                 $   45,759,848
                                                                 ==============
     Net assets applicable to common unitholders                     45,709,848
                                                                 ==============
Net  asset value per common unit  ($45,709,848  divided
     by 46,580 common units issued and outstanding)              $       981.32
                                                                 ==============
Total units outstanding at end of period                              46,580.00
                                                                 ==============


--------------------------------------------------------------------------------
* This security has been partially or fully pledged as collateral in connection with forward currency contracts.
See Notes to Financial Statements.

BLACKROCK MQE INVESTORS
STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 1, 1996* THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME

Income
     Interest                                                     $     837,346
                                                                  -------------

Expenses
     Management fee                                                      77,846
     Audit                                                                8,500
     Legal                                                                4,178
     Directors                                                            3,676
     Amortization of deferred organization expenses                       3,676
     Administration/Custody/Transfer Agent                                3,342
     Amortization of prepaid insurance                                      836
     Miscellaneous                                                          836
                                                                  -------------

     Total expenses                                                     102,890
                                                                  -------------

     Net investment income                                              734,456
                                                                  -------------
UNREALIZED LOSS ON INVESTMENTS, FORWARD
    CURRENCY CONTRACTS, AND FOREIGN CURRENCY
    TRANSACTIONS (NOTE 1)

Net  change in unrealized depreciation on investments,
     forward currency contracts and foreign currency
     transactions                                                    (1,604,608)
                                                                  -------------
     Net unrealized loss                                             (1,604,608)
                                                                  -------------
NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                    $    (870,152)
                                                                  =============


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* Commencement of investment operations.
See Notes to Financial Statements.

BlackRock MQE Investors
Statement of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                                 November 1, 1996*
                                                                                       Through
                                                                                 December 31, 1996
                                                                                 -----------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

Operations:

     Net investment income                                                      $          734,456

     Net change in unrealized depreciation on investments,
          forward currency contracts and foreign currency transactions                  (1,604,608)
                                                                                ------------------
     Net decrease in net assets resulting
          from operations                                                                 (870,152)
                                                                                ------------------
Fund unit transactions:

     Proceeds from Fund preferred units issued                                              50,000
     Proceeds from Fund common units issued                                             46,580,000
                                                                                ------------------
     Net increase                                                                       46,630,000

NET INVESTMENT ASSETS

Beginning of period                                                                             --
                                                                                ------------------
End of period                                                                   $       45,759,848
                                                                                ==================






--------------------------------------------------------------------------------
* Commencement of investment operations.
See Notes to Financial Statements.

BLACKROCK MQE INVESTORS
STATEMENT OF CASH FLOWS
FOR THE PERIOD NOVEMBER 1, 1996* THROUGH DECEMBER 31, 1996

--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH

Cash flows used for operating activities:
          Interest received (net)                               $        26,114
          Net gain from forward currency contracts and
               foreign currency transactions                                625

          Purchase of repurchase agreements, net                       (140,000)
                                                                ---------------
          Net cash flows used for operating activities                 (113,261)
                                                                ---------------

Cash flows provided by investing activities:
          Proceeds from Fund preferred units issued                      50,000
          Purchase of investments                                   (46,484,966)
          Proceeds from Fund common units issued                     46,580,000
                                                                ---------------

          Net cash flows provided by investing activities               145,034
                                                                ---------------

Net increase in cash                                                     31,773

Cash, beginning of period                                                    --
                                                                ---------------
Cash, end of period                                             $        31,773
                                                                ===============


RECONCILIATION OF NET DECREASE IN NET
         ASSETS RESULTING FROM OPERATIONS
         TO NET CASH FLOWS USED FOR
         OPERATING ACTIVITIES

Net decrease in net assets resulting from operations            $      (870,152)
                                                                ---------------

Increase in repuchase agreement                                        (140,000)
Increase in unrealized depreciation                                   1,605,233
Increase in accrued expenses and other liabilities                      210,024
Increase in prepaid and other assets                                   (918,366)
                                                                ---------------

          Total adjustments                                             756,891
                                                                ---------------
Net cash flows used for operating activities                    $      (113,261)
                                                                ===============
--------------------------------------------------------------------------------
* Commencement of investment operations.
See Notes to Financial Statements.

BLACKROCK MQE INVESTORS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                           November 1, 1996*
                                                                                                 Through
                                                                                           December 31, 1996
                                                                                           -----------------
PER COMMON UNIT OPERATING
     PERFORMANCE:
Net asset value, beginning of period                                                    $            1,000.00
                                                                                        ---------------------
     Net investment income                                                                              15.77 (a)
     Net unrealized gain (loss) on investments,
        forward currency contracts and foreign
        currency transactions                                                                          (34.45) (a)
                                                                                        ---------------------
Net decrease from investment operations                                                                (18.68)
                                                                                        ---------------------
Net asset value, end of period                                                          $              981.32
                                                                                        =====================

TOTAL INVESTMENT RETURN (b)                                                                           (1.87)%

RATIOS TO AVERAGE NET ASSETS (e):
Expenses                                                                                                1.33%   (c) (d)
Net investment income                                                                                   9.46%   (c) (d)

SUPPLEMENTAL DATA:
Average net assets of common unitholders (in thousands)                                               $46,580
Portfolio turnover                                                                                          -
Net assets of common unitholders, end of period (in thousands)                                        $45,710
Asset coverage per share of preferred units, end of period (in thousands)                                $458
Preferred units outstanding (in thousands)                                                                $50

--------------------------------------------------------------------------------

(a)   Calculated based on average units.
(b) Total investment return is calculated assuming a purchase of a common units of beneficial interest at net asset value per unit on the first day and a sale at net asset value per unit on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per unit on the payment date. Total investment return for periods of less than one full year are not annualized.
(c)   Annualized.
(d) The ratio of expenses and net investment income to total investor capital commitments of $46,580,000 on an annualized basis is 1.33% and 9.46%, respectively, for the period ended December 31, 1996.
(e) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred units relative to average net assets of common unitholders.

      Contained above is the audited operating performance based on an average unit of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data, for the period indicated. This information has been determined based upon financial information provided in the financial statements.

* Commencement of investment operations.

See Notes to Financial Statements.

BLACKROCK MQE INVESTORS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1.        ORGANIZATION AND ACCOUNTING POLICIES
     BlackRock MQE Investors (the "Trust") is a non-diversified closed-end investment company organized as a Delaware business trust registered under the Investment Company Act of 1940. The Trust will elect to be treated as a partnership for federal income tax purposes. The Units of the Trust are offered to investors in BlackRock Fund Investors I, II, and III (the "Funds") and to other institutional or qualified investors. The Preferred Units are offered only to Accredited Investors.
     The Trust invests in subordinated debentures and, at the discretion of the Trustees of the Trust, working capital financing (the "Subordinated Debt"), of Annington Finance No. 3 Limited or its affiliates ("Annington Finance"), warrants ("the Warrants") exercisable for common stock of Annington Homes Limited or its affiliates (together with its affiliates "Annington") and other securities issued in respect of such securities. The Annington companies have been organized to acquire the Married Quarters Estate ("MQE") from the United Kingdom Ministry of Defence. MQE includes approximately 58,000 units of housing.
     The Trust will seek to earn a high total rate of return through investment in the Subordinated Debt and Warrants and other securities subsequently issued in respect of such securities.
     The following is a summary of significant accounting policies followed by the Trust.

INVESTMENT VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities.
     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.
     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to hedge foreign currency risk. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise as a result of the potential inability of the counterparts to meet the terms of their contract.
     Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust. Forward currency contracts are not meant to be used to eliminate all of the exposure to foreign currency.

     Details of open forward currency sale contracts at December 31, 1996 are as follows:


                                                       Value at                  Value at              Unrealized
    Settlement                Contract               Settlement                 December 31,          Appreciation/
       Date                    to Sell                  Date                       1996              (Depreciation)
-----------------        -----------------         ----------------        -----------------        ---------------
   Dec. 13, 1999         GBP    36,734,694          $    55,800,000         $     59,539,592        $   (3,739,592)



FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
               (I) market value of investment securities, assets and liabilities at the current rate of exchange; and
               (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions
     The Trust isolates that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.
     The Trust reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes discount on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and distributes dividends at least annually first from net investment income, then from realized short-term capital gains and other sources, and lastly from paid-in capital. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

DEFERRED ORGANIZATION EXPENSES: A total of $110,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Trust commenced investment operations.

NOTE 2.        AGREEMENTS
     Pursuant to the Declaration of Trust ("DOT"), the Trust will pay BlackRock Financial Management, Inc., as Manager of the Trust, a 1.00% allocation of all Capital Contributions, on an annualized basis, subject to certain criteria as defined in the DOT.
     The Trust has also entered into an agreement with State Street Bank and Trust Company ("State Street") which provides that State Street will receive an annual fee of $20,000 in exchange for Administration, Custody and Transfer Agent services.
     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust, who are affiliated persons of the Advisor. State Street pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.
     Trustees of the Trust, who are not interested parties, are paid a fee for their services in the amount of $6,000 each on an annual basis plus meeting fees of $1,000 per meeting, telephonic meeting fees of $125 per meeting and certain out-of-pocket expenses.

NOTE 3.        PORTFOLIO SECURITIES
     Purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended December 31, 1996 aggregated $46,484,966 and $0, respectively. The federal income tax basis of the investments at December 31, 1996 was substantially the same as the basis for financial reporting.
     The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law.

NOTE 4.        CAPITAL
     The Trust has obtained capital commitments from shareholders in the form of subscription agreements to engage in the real estate debt investment activities described herein. When notified by the Trust, in accordance with the Declaration of Trust, the shareholders shall make capital contributions as are required to satisfy their outstanding capital commitments. The Trust must give fourteen days advance notice before contributions are due. As of December 31, 1996, the total capital commitments from investors was $46,630,000 of which $46,630,000 had been called and received.
     There are 100 million common units of $.01 par value authorized and there are 200 preferred units of $.01 par value authorized. The preferred units have a liquidation value of $500 per share plus any accumulated but unpaid dividends. Dividends are cumulative and are paid at an annual rate of 10%.
     The holders of preferred units have voting rights equal to the holder of common units (one vote per unit) and will vote together with holders of common units as a single class. However, holders of preferred units are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by unitholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred units, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred units, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

TRUSTEES
Laurence D. Fink, Chairman
Donald G. Drapkin
Kendrick R. Wilson, III

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Wesley R. Edens, CHIEF OPERATING OFFICER
Robert I. Kauffman, MANAGING DIRECTOR
Randal A. Nardone, MANAGING DIRECTOR
Erik P. Nygaard, MANAGING DIRECTOR
Henry Gabbay, TREASURER
Susan L. Wagner, SECRETARY
James Kong, ASSISTANT TREASURER

MASTER ADMINISTRATOR
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY  10154

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
Two Heritage Drive
North Quincy, MA  02171

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY  10281-1431

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY  10022










This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

BLACKROCK MQE INVESTORS
Two Heritage Drive
North Quincy, MA  02171